Commitments	3 Months Ended
Mar. 31, 2024
Notes and other explanatory information [abstract]
Commitments

11. Commitments

Significant expenditure contracted for at the end of the reporting period but not recognized as liabilities is as follows:

TOTAL
$
Less than 1 year	4,335
1 - 5 years	75
4,410

In 2021, the Company executed various agreements including in-licensing and similar arrangements with development partners. Such agreements may require the Company to make payments on achievement of stages of development, launch or revenue milestones, although the Company generally has the right to terminate these agreements at no penalty. The Company may have to pay up to $38,756 upon achieving certain sales volumes, regulatory or other milestones related to specific products.